EXHIBIT 10.3

                                PROMISSORY NOTE

$10,000,000.00                                                      June 7, 1999
                                                         Los Angeles, California



     FOR VALUE RECEIVED, SM&A CORPORATION, a California corporation (the "Borrower"), promises to pay to the order of IMPERIAL BANK (the "Bank") on the
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Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of Ten Million Dollars ($10,000,000.00), or, if less, the aggregate amount of Revolving Loans (as defined in the Credit Agreement) made by the Bank to the Borrower pursuant to the Credit Agreement outstanding on the Maturity Date. All unpaid amounts of principal and interest shall be due and payable in full on May 31, 2004.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement. Any interest not paid when due shall be compounded and shall thereafter accrue interest at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Bank located at 695 Town Center Drive, Costa Mesa, California 92626 or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified of the transfer of this Note, the Borrower shall be entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof, it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid on the schedule attached hereto, if any; provided, however, that the
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failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

     This Note is referred to in, and is entitled to the benefits of, that certain Amended and Restated Credit and Security Agreement dated as of June 7, 1999 (as amended from time to time, the "Credit Agreement") between the Borrower
                                         ----------------
on the one hand, and on the other hand, each of the financial institutions (including the Bank) signatory thereto ("Lenders") and Mellon Bank, N.A., as agent for the Lenders (in such capacity, "Agent"). The Credit Agreement, among other
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things, (i) provides for the making of advances (the "Loans") by the Bank to the
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Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

     No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

     The Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and, subject to the Credit Agreement, hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above-written.



                               SM&A CORPORATION,

                               a California corporation



                               By:______________________________________________

                               Name:____________________________________________

                               Title:___________________________________________

                                      2.
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                                  SCHEDULE OF

                                TRANSACTIONS ON

                                     NOTE




                                                      Interest Paid
                                                      Through
                                                      -------
Amount of           Amount of                                         Principal   Notation
                 Principal Paid                                       Balance     Made By
                 --------------                                       -------     -------
Loan Made                            Interest Paid
---------                            -------------

                                      3.